First Quarter 2026 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Condensed Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Condensed Consolidated Balance Sheets 10 Debt, Capitalization, and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 21 Forward-Looking and Cautionary Statements

Management Team Mark Manheimer Chief Executive Officer and President Daniel Donlan Chief Financial Officer and Treasurer Sofia Chernylo Senior Vice President, Chief Accounting Officer Jeff Fuge Senior Vice President of Acquisitions Chad Shafer Senior Vice President of Real Estate and Underwriting 3 Corporate Overview Corporate Profile NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e- commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors. Board of Directors Lori Wittman - Chair Michael Christodolou Heidi Everett Mark Manheimer Todd Minnis Matthew Troxell Robin Zeigler Corporate Headquarters 2021 McKinney Avenue Suite 1150 Dallas, Texas, 75201 Phone: (972) 597 - 4825 Website: www.netstreit.com Transfer Agent Computershare PO Box 43007 Providence, RI 09240-3007 Phone: (800) 736 - 3001 Website: www.computershare.com

Quarterly Highlights (unaudited, dollars in thousands, except per share data) 4 Three Months Ended Financial Results March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net income $ 5,711 $ 1,328 $ 621 $ 3,289 $ 1,700 Net income per common share outstanding - diluted $ 0.06 $ 0.02 $ 0.01 $ 0.04 $ 0.02 Funds from Operations (FFO) $ 31,467 $ 26,594 $ 24,948 $ 25,611 $ 24,091 FFO per common share outstanding - diluted $ 0.32 $ 0.31 $ 0.29 $ 0.31 $ 0.29 Core Funds from Operations (Core FFO) $ 32,041 $ 26,638 $ 26,355 $ 25,614 $ 24,570 Core FFO per common share outstanding - diluted $ 0.32 $ 0.31 $ 0.31 $ 0.31 $ 0.30 Adjusted Funds from Operations (AFFO) $ 33,224 $ 28,167 $ 28,049 $ 27,460 $ 26,248 AFFO per common share outstanding - diluted $ 0.34 $ 0.33 $ 0.33 $ 0.33 $ 0.32 Dividends per share $ 0.220 $ 0.215 $ 0.215 $ 0.210 $ 0.210 Weighted average common shares outstanding - diluted 99,107,642 86,518,740 85,641,948 82,494,129 82,132,524 Portfolio Metrics Number of investments(1) 804 758 721 705 695 Square feet 14,498,665 13,721,337 13,179,983 12,787,231 12,792,350 Occupancy 99.9% 99.9% 99.9% 99.9% 99.9 % Weighted average lease term remaining (years)(2) 10.2 10.1 9.9 9.8 9.7 Investment grade (rated) - % of ABR(3) 42.3% 44.3% 46.9% 52.2% 54.7 % Investment grade profile (unrated) - % of ABR(4) 16.1% 14.0% 15.2% 16.5% 16.0 % Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR 58.3% 58.3% 62.1% 68.7% 70.7% 1. Excludes four properties under development. 2. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 3. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher. 4. Investments that have investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. $0.94 $1.16 $1.22 $1.26 $1.31 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 2021 2022 2023 2024 2025 G ro ss R ea l E st at e V al ue ($ in m ill io ns ) A FF O /s h Historical AFFO/sh and Asset Growth AFFO/sh Gross Real Estate Value AFFO/sh Growth CAGR 8.7%

5 Three Months Ended March 31, 2026 2025 REVENUES Rental revenue (including reimbursable) $ 54,027 $ 42,590 Interest income on loans receivable 3,035 3,075 Other revenue — 245 Total revenues 57,062 45,910 OPERATING EXPENSES Property 5,404 4,803 General and administrative 5,755 5,169 Depreciation and amortization 24,463 20,923 Provisions for impairment 2,062 3,616 Transaction costs, net (60) 47 Total operating expenses 37,624 34,558 OTHER (EXPENSE) INCOME Interest expense, net (14,266) (11,460) Gain on sales of real estate, net 119 2,075 Loss on debt extinguishment — (46) Other income (expense), net 434 (205) Total other expense, net (13,713) (9,636) Net income before income taxes 5,725 1,716 Income tax expense (14) (16) Net income 5,711 1,700 Net income attributable to noncontrolling interests 24 9 Net income attributable to common stockholders $ 5,687 $ 1,691 Amounts available to common stockholders per common share: Basic $ 0.06 $ 0.02 Diluted $ 0.06 $ 0.02 Weighted average common shares: Basic 95,543,920 81,644,492 Diluted 99,107,642 82,132,524 Condensed Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 6 Three Months Ended March 31, 2026 2025 GAAP Reconciliation: Net income $ 5,711 $ 1,700 Depreciation and amortization of real estate 24,387 20,850 Provisions for impairment 1,488 3,616 Gain on sales of real estate, net (119) (2,075) Funds from Operations (FFO) $ 31,467 $ 24,091 Adjustments: Non-recurring executive transition costs, severance, and related charges — 76 Loss on debt extinguishment and other related costs — 403 Other loss 574 — Core Funds from Operations (Core FFO) $ 32,041 $ 24,570 Adjustments: Straight-line rent adjustments (2,153) (954) Amortization of deferred financing costs 971 664 Amortization of above/below-market assumed debt 29 29 Amortization of loan origination costs and discounts (133) (77) Amortization of lease-related intangibles 47 (70) Earned development interest 116 43 Capitalized interest expense (88) (50) Non-cash interest expense 705 705 Non-cash compensation expense 1,689 1,388 Adjusted Funds from Operations (AFFO) $ 33,224 $ 26,248 FFO per common share, diluted $ 0.32 $ 0.29 Core FFO per common share, diluted $ 0.32 $ 0.30 AFFO per common share, diluted $ 0.34 $ 0.32 Dividends per share $ 0.220 $ 0.210 Dividends per share as a percent of AFFO 65% 66 % Weighted average common shares outstanding, basic 95,543,920 81,644,492 Operating partnership units outstanding 407,714 424,956 Unvested restricted stock units and LTIP Units 524,946 63,076 Unsettled shares under open forward equity contracts 2,631,062 — Weighted average common shares outstanding, diluted 99,107,642 82,132,524

EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) 7 Three Months Ended March 31, 2026 2025 GAAP Reconciliation: Net income $ 5,711 $ 1,700 Depreciation and amortization of real estate 24,387 20,850 Amortization of lease-related intangibles 47 (70) Non-real estate depreciation and amortization 76 73 Interest expense, net 14,266 11,460 Income tax expense 14 16 Amortization of loan origination costs and discounts (133) (77) EBITDA 44,368 33,952 Adjustments: Provisions for impairment 1,488 3,616 Gain on sales of real estate, net (119) (2,075) EBITDAre 45,737 35,493 Adjustments: Straight-line rent adjustments (2,153) (954) Loss on debt extinguishment and other related costs — 403 Non-recurring executive transition costs, severance and related charges — 76 Other loss 574 — Other (income) expense, net (31) 364 Transaction costs, net (60) 47 Non-cash compensation expense 1,689 1,388 Adjustment for construction in process (1) 208 146 Adjustment for intraquarter investment activities (2) 2,964 1,162 Adjusted EBITDAre $ 48,928 $ 38,125 Annualized Adjusted EBITDAre (3) $ 195,712 Net Debt As of March 31, 2026 Principal amount of total debt 1,245,999 Less: Cash, cash, equivalents and restricted cash (11,058) 11,058 Net Debt 1,234,941 Less: Net value of unsettled forward equity(4) (605,622) Adjusted Net Debt $ 629,319 Less: Subsequent ATM Sales (5) (5,952) Pro Forma Adjusted Net Debt $ 623,367 Leverage Net Debt / Annualized Adjusted EBITDAre 6.3 x Adjusted Net Debt / Annualized Adjusted EBITDAre 3.2 x Pro Forma Adjusted Net Debt / Annualized Adjusted EBITDAre 3.2 x 1. Adjustment reflects the estimated cash yield on developments in process as of March 31, 2026. 2. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including any developments completed during the three months ended March 31, 2026, had occurred on January 1, 2026. 3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4. Reflects 34,201,865 of unsettled forward equity shares at the March 31, 2026 weighted average net settlement price of $17.71 per share. 5. Reflects 307,984 of shares sold at a weighted average net settlement price of $19.33 per share.

Net Operating Income (unaudited, dollars in thousands) 8 Three Months Ended March 31, 2026 2025 GAAP Reconciliation: Net income $ 5,711 $ 1,700 General and administrative 5,755 5,169 Depreciation and amortization 24,463 20,923 Provisions for impairment 2,062 3,616 Transaction costs, net (60) 47 Interest expense, net 14,266 11,460 Gain on sales of real estate, net (119) (2,075) Income tax expense 14 16 Amortization of loan origination costs and discounts (133) (77) Loss on debt extinguishment — 46 Interest income on mortgage loans receivable (3,035) (3,075) Other (income) expense, net (465) 495 Property-Level NOI 48,459 38,245 Straight-line rent adjustments (2,153) (954) Amortization of lease-related intangibles 47 (70) Property-Level Cash NOI $ 46,353 $ 37,221 Adjustment for intraquarter acquisitions, dispositions, and completed development (1) 3,117 Property-Level Cash NOI Estimated Run Rate $ 49,470 Property Operating Expense Coverage Property operating expense reimbursement $ 4,631 $ 4,183 Property operating expenses (5,404) (4,803) Property operating expenses, net $ (773) $ (620) 1. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including any developments completed during the three months ended March 31, 2026, had occurred on January 1, 2026.

Condensed Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 March 31, 2026 December 31, 2025 Assets Real estate, at cost: Land $ 857,293 $ 772,417 Buildings and improvements 1,695,969 1,590,714 Total real estate, at cost 2,553,262 2,363,131 Less accumulated depreciation (205,787) (188,858) Property under development 10,880 5,500 Real estate held for investment, net 2,358,355 2,179,773 Assets held for sale 57,692 40,976 Mortgage loans receivable, net 130,325 142,464 Cash, cash equivalents, and restricted cash 11,058 14,467 Lease intangible assets, net 181,632 173,440 Other assets, net 70,766 63,076 Total assets $ 2,809,828 $ 2,614,196 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 1,143,284 $ 1,093,331 Revolving credit facility 88,000 — Mortgage note payable, net 7,801 7,814 Lease intangible liabilities, net 16,290 16,910 Liabilities related to assets held for sale 1,029 1,016 Accounts payable, accrued expenses, and other liabilities 42,003 42,559 Total liabilities $ 1,298,407 $ 1,161,630 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 97,253,523 and 93,070,533 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively $ 973 $ 931 Additional paid-in capital 1,769,473 1,701,572 Distributions in excess of retained earnings (267,741) (251,926) Accumulated other comprehensive income (loss) 2,384 (4,565) Total stockholders’ equity 1,505,089 1,446,012 Noncontrolling interests 6,332 6,554 Total equity 1,511,421 1,452,566 Total liabilities and equity $ 2,809,828 $ 2,614,196

Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 10 As of March 31, 2026 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) January 15, 2030 $ 88,000 —% 4.48% $ 411,850 3.8 2028 Term Loan February 11, 2028 200,000 2.63% 3.58% — 1.9 2029 Term Loan A(3) January 3, 2029 250,000 3.74% 4.69% — 2.8 2030 Term Loan A(4) January 15, 2030 175,000 2.40% 3.35% — 3.8 2030 Term Loan B(5) January 15, 2030 175,000 3.87% 4.82% — 3.8 2031 Term Loan March 25, 2031 200,000 3.44% 4.39% — 5.0 2032 Term Loan(6) September 24, 2032 150,000 3.41% 4.66% 100,000 6.5 Mortgage note(7) November 1, 2027 7,999 —% 4.53% — 1.6 Total / Weighted Average $ 1,245,999 3.27% 4.27% $ 511,850 3.8 1. Rates presented exclude the impact of capitalized loan fee amortization. 2. Interest rate reflects the all-in borrowing rate as of March 31, 2026. Facility fees are charged at an annual rate of 0.20% of the total facility size of $500 million, and are not included in the interest rate presented. The facility matures on January 15, 2029, and includes a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. The term loan matures on July 3, 2026, and includes two one-year extension options and one six-month extension option. 4. The term loan matures on January 15, 2029, and includes a one-year extension option. Existing fixed rate SOFR expires in January 2027; the term loan is unhedged beyond that date. 5. The term loan matures on January 15, 2029, and includes a one-year extension option. 6. $200.0 million of the term loan is hedged at an all-in rate of 4.67%. The remaining $50.0 million is unhedged. A subsequent SOFR swap will take effect April 1, 2026, on an additional $50.0 million. 7. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Floating, 7% Fixed, 93% Fixed vs. Floating Debt $200 $250 $350 $200 $150 $500 $8 $100 $0 $200 $400 $600 $800 $1,000 2026 2027 2028 2029 2030 2031 2032 In M ill io ns Debt Maturity Schedule Term Loan RCF Capacity Mortgage Note $88

Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands, except per share data) 11 As of March 31, 2026 Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 33.1% Fixed charge coverage ratio ≥ 1.50x 3.16x Maximum secured indebtedness ≤ 40.0% 0.2% Maximum recourse indebtedness ≤ 10.0% —% Unencumbered leverage ratio ≤ 60.0% 37.9% Unencumbered interest coverage ratio ≥ 1.75x 3.3x Liquidity As of March 31, 2026 Unused Unsecured Revolver Capacity (1) $ 411,850 Cash, Cash Equivalents and Restricted Cash 11,058 Net Value of Unsettled Forward Equity (2) 605,622 Undrawn Term Loan Balance 100,000 Total Liquidity $ 1,128,530 Subsequent ATM Sales (3) 5,952 Total Pro Forma Liquidity $ 1,134,482 Equity Ending Shares/Units as of March 31, 2026 Equity Market Capitalization(4) % of Total Common shares 97,253,523 $ 1,831,284 99.6 % OP units 407,714 7,677 0.4 % Total(5) 97,661,237 $ 1,838,961 100.0 % Enterprise Value As of March 31, 2026 % of Total Adjusted Net Debt $ 629,319 20.5 % Net Value of Unsettled Forwards 605,622 19.7 % Equity Market Capitalization $ 1,838,961 59.8 % Total Enterprise Value $ 3,073,902 100.0% 1. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 2. Reflects 34,201,865 of unsettled shares under forward sale agreements at the March 31, 2026, weighted average net settlement price of $17.71 per share. 3. Reflects 307,984 of shares sold at a weighted average net settlement price of $19.33 per share. 4. Value is based on the March 31, 2026, closing share price of $18.83 per share. 5. Excludes unvested LTIP units and unvested restricted stock units. As of March 31, 2026 Outstanding Forward Equity Offerings Shares Issued Shares Settled Shares Remaining Net Proceeds Received Anticipated Net Proceeds Remaining January 2024 Follow On 11,040,000 6,200,000 4,840,000 $ 105,819 $ 81,676 Q1 2024 ATM 107,500 — 107,500 — 1,844 Q2 2024 ATM 1,635,600 — 1,635,600 — 28,055 July 2025 Follow On 12,420,000 8,155,053 4,264,947 137,050 71,250 Q3 2025 ATM 1,045,195 — 1,045,195 — 18,614 Q4 2025 ATM 5,725,592 — 5,725,592 — 102,245 Q1 2026 ATM 3,956,031 — 3,956,031 — 73,529 February 2026 Follow On 12,627,000 — 12,627,000 — 228,409 Total 48,556,918 14,355,053 34,201,865 $ 242,869 $ 605,622

Investment Activity (unaudited, dollars in thousands) 12 Three Months Ended March 31, December 31, September 30, June 30, March 31, 2026 2025 2025 2025 2025 Investments Number of Investments(1) 58 57 50 32 25 Gross Investment $ 238,964 $ 245,431 $ 203,907 $ 117,063 $ 90,680 Cash Yield(2) 7.5% 7.5% 7.4% 7.8% 7.7 % Weighted Average Lease Term (years)(3) 14.1 15.0 13.4 15.7 9.2 Investment Grade and Investment Grade Profile % 34.7% 33.9% 33.4% 25.7% 65.9 % Dispositions Number of Investments 5 17 24 20 15 Number of Vacant Properties — — — — 1 Gross Proceeds(4) $ 11,053 $ 40,414 $ 37,769 $ 60,391 $ 40,293 Cash Yield(5) 6.6% 6.9% 7.2% 6.5% 7.3 % Loan Repayments Number of Loan Repayments(6) 7 3 10 2 1 Amount of Repayment(7) $ 16,815 $ 6,714 $ 24,127 $ 7,318 $ 4,699 Cash Yield(8) 9.2% 10.1% 8.0% 9.3% 8.7 % Developments Industry Location Lease Term (years) Amount Funded to Date Actual/ Anticipated Rent Commencement Automotive Service Whitestown, IN 15 $ 3,163 2Q'26 Health and Fitness Fort Worth, TX 20 $ 4,120 3Q'26 Automotive Service Goldsboro, NC 15 $ 847 1Q'27 Health and Fitness Benbrook, TX 20 $ 2,788 1Q'27 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. ABR divided by the Gross Investment. 3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4. Excludes Transaction costs. 5. ABR divided by Gross Proceeds; excludes vacant properties. 6. Includes payoff of outstanding mortgage loans receivable and mortgage loan sales. Excludes partial payoff or amortization of existing mortgage loans receivable. 7. Includes payoff and partial payoff of outstanding mortgage loans receivable and mortgage loan sales. Excludes amortization of existing mortgage loans receivable. 8. Effective interest rate of mortgage loans receivable.

Portfolio Information (unaudited, dollars in thousands) 13 1. Excludes four properties under development. 2. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 3. Excludes four properties under development and one vacant property. 4. Due to rounding, respective ABR may not precisely reflect absolute figures. 5. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher. 6. Investments that have investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. 7. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P/Fitch), Ba1 (Moody's), or NAIC3 (National Association of Insurance Commissioners) or lower. Portfolio Metrics March 31, 2026 Number of Investments(1) 804 Number of states 46 Square feet 14,498,665 Tenants 138 Industries 28 Occupancy 99.9 % Weighted average lease term remaining (years)(2) 10.2 Tenant Quality Number of Investments(3) ABR(4) % of ABR Investment grade (rated)(5) 361 $ 90,547 42.3% Investment grade profile (unrated)(6) 138 34,439 16.1% Sub-investment grade (rated)(7) 104 33,597 15.7% Sub-investment grade profile (unrated) 200 55,643 26.0% Total 803 $ 214,227 100.0% Tenant Quality Necessity, 43.9% Discount, 12.1% Service, 32.1% Other, 11.9% Defensive Category Investment grade, 42.3% Investment grade profile, 16.1% Sub- Investment grade, 15.7% Sub-Investment grade profile, 26.0% 58.3% of ABR Inv. Grade Inv. Grade Profile 88.1% of ABR Necessity Discount Service

Portfolio Information (cont’d) (unaudited, dollars in thousands) 14 Top Tenants Number of Investments % of ABR Credit rating(1) Ahold Delhaize – Food Lion / Stop & Shop 13 4.5% BBB+ Dollar General 76 4.3% BBB CVS 30 4.3% BBB Home Depot 5 3.5% A Tractor Supply 26 3.4% Baa1 Hobby Lobby 17 3.3% IG Profile U 15 2.5% SIG (unrated) Walgreens 17 2.3% SIG (unrated) Family Dollar 43 2.3% IG Profile Sam's / Walmart 7 2.3% AA Speedway 50 2.1% A s 2 2.0% B+ Kroger 8 2.0% Baa1 Total 309 38.8% 1. If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's, or National Association of Insurance Commissioners. 2. Speedfast is a convenience store brand owned by United Lone Enterprises. (2)

Portfolio Information (cont’d) (unaudited, dollars in thousands) 15 State Number of Investments(1) % of ABR(2) Texas 115 18.6% Illinois 48 8.1% New York 41 7.2% Wisconsin 27 4.9% Georgia 36 4.6% Florida 28 4.5% North Carolina 69 3.7% Alabama 52 3.7% Indiana 29 3.5% Ohio 36 3.5% Other 322 37.7% Total 803 100.0% 1. Excludes four properties under development and one vacant property. 2. Due to rounding, respective percentage of ABR may not precisely reflect absolute figures. ≥ 5% ABR ≥ 1% and < 3% ABR ≥ 3% and <5% ABR < 1% ABR 0% ABR

Portfolio Information (cont’d) (unaudited, dollars in thousands) 16 Industry Defensive Category Number of Investments(1) % of ABR(2) Grocery Necessity 57 15.1% Convenience Stores Service 150 15.1% Home Improvement Necessity 32 8.4% Dollar Stores Discount 144 8.0% Drug Stores & Pharmacies Necessity 47 6.6% Health and Fitness Service 14 6.2% Quick Service Restaurants Service 68 5.1% Automotive Service Service 69 4.9% Sporting Goods Other 10 4.5% Healthcare Necessity 34 4.4% Farm Supplies Necessity 29 4.4% Discount Retail Discount 33 4.1% Arts & Crafts Other 16 3.3% General Retail Necessity 7 2.3% Auto Parts Necessity 53 2.1% Consumer Electronics Other 7 1.9% Apparel Other 6 0.8% Specialty Other 2 0.5% Casual Dining Service 6 0.5% Furniture Stores Other 2 0.4% Equipment Rental and Leasing Service 6 0.3% Telecommunications Other 4 0.3% Banking Necessity 2 0.2% Wholesale Warehouse Club Necessity 1 0.2% Beauty Supplies Other 1 0.1% Pet Supplies Necessity 1 0.1% Gift, Novelty, and Souvenir Shops Other 1 0.1% Home Furnishings Other 1 0.1% Total 803 100.0% Defensive Category Number of Investments % of ABR Necessity 263 43.9% Discount 177 12.1% Service 313 32.1% Other 50 11.9% Total 803 100.0% 1. Excludes four properties under development and one vacant property. 2. Due to rounding, respective percentage of ABR may not precisely reflect absolute figures.

Lease Expiration Schedule (unaudited, dollars in thousands) 17 ABR Expiring Year of Number of ABR as a % of Expiration Investments Expiring(1) Expiring(1) Total Portfolio(2) 2026 2 $ 312 0.2% 2027 10 3,227 1.6% 2028 22 9,781 4.8% 2029 40 10,199 5.0% 2030 44 15,084 7.4% 2031 62 14,972 7.4% 2032 43 11,337 5.6% 2033 50 12,894 6.3% 2034 77 20,920 10.3% 2035 43 12,386 6.1% 2036 25 8,109 4.0% 2037 25 10,209 5.0% 2038 43 8,594 4.2% 2039 38 8,959 4.4% 2040 35 10,402 5.1% 2041 23 6,312 3.1% 2042 2 1,283 0.6% 2043 17 3,703 1.8% 2044 48 13,588 6.7% 2045 47 13,777 6.8% 2046 17 5,463 2.7% 2047 1 158 0.1% 2048 1 170 0.1% 2049 9 949 0.5% 2050 3 619 0.3% 2051 — — —% 2052 — — —% TOTAL 727 $ 203,408 100.0% 1. Excludes one vacant property, four properties under development, and 76 investments that secure mortgage loans receivable. 2. Due to rounding, respective percentage of ABR may not precisely reflect absolute figures.

FFO, Core FFO, and AFFO The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as FFO. Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non- recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, other non-recurring losses (gains), debt related transaction costs, and other losses (gains). AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non- cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense and earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO, and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO, and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO, and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO, and AFFO to be alternatives to cash flows from operating, investing, or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO, and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including debt service obligations, capital improvements, and distributions to stockholders. FFO, Core FFO, and AFFO do not represent cash flows from operating, investing, or financing activities as defined by GAAP. Further, FFO, Core FFO, and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO, and AFFO. Non-GAAP Measures and Definitions 18

Non-GAAP Measures and Definitions (cont’d) 19 EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre We compute EBITDA as earnings before interest expense, income tax expense, and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, debt related transaction costs, transaction costs, other non-recurring loss (gain), net, other non-recurring expenses (income) including lease termination fees, as well as adjustments for construction in process and for intraquarter activities. Annualized Adjusted EBITDAre is Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt, Adjusted Net Debt, and Pro Forma Adjusted Net Debt We calculate Net Debt as the principal amount of our total debt outstanding, excluding deferred financing costs, net discounts, and debt issuance costs, less cash, cash equivalents, and restricted cash available for future investment. We then adjust Net Debt by the net value of unsettled forward equity as of period end to derive Adjusted Net Debt. Further, we adjust Adjusted Net Debt by the value of any unsettled forward equity and at-the-market sales occurring subsequent to the period to derive Pro Forma Adjusted Net Debt. We believe excluding cash, cash equivalents, and restricted cash available for future investment from the principal amount of our total debt outstanding, together with the exclusion of the net value of unsettled forward equity as of period end and the net value of unsettled forward equity and at-the-market sales subsequent to the period, all of which could be used to repay debt, provides a useful estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Enterprise Value We calculate Enterprise Value as the sum of our Adjusted Net Debt, market value of unsettled forwards, and equity market capitalization as of period end.

Non-GAAP Measures and Definitions (cont’d) 20 Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are non- GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense, net, income tax expense, amortization of loan origination costs and discounts, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, debt related transaction costs, and other expense (income), net, including lease termination fees. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions, and completed development to derive Property-Level Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent for all leases that commenced and annualized cash interest for all executed mortgage loans as of period end. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of leased investments divided by the total number of investments owned, excluding properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.

Forward-Looking and Cautionary Statements 21 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 10, 2026 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.